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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 1998


                              SunTrust Banks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Georgia                      001-08918                58-1575035
------------------------       ------------------------     -------------------
(State of incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)



      303 Peachtree Street, N.E.
           Atlanta, Georgia                                  30308
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number, including area code: 404-588-7711





                              SunTrust Capital III
                               SunTrust Capital IV
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       N/A                 To be applied for
------------------------      ------------------------      -------------------
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)



       303 Peachtree Street, N.E.
            Atlanta, Georgia                                 30308
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code: 404-588-7711



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ITEM 5.  OTHER EVENTS.

      SunTrust Banks, Inc. (the "Company"), SunTrust Capital III and SunTrust Capital IV (the "Trusts" and, together with the Company, the "Registrants") are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain exhibits that are to be incorporated by reference into their Registration Statement on Form S-3 (Registration Nos. 333-46123, 333-46123-01 and 333-46123-02).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (C)  EXHIBITS

Exhibit
  No.             Description
-------           -----------
4.3.1    --       Form of Amended and Restated Declaration of Trust to be used in connection with the issuance of Floating Rate Preferred Securities.

4.5.1    --       Form of Floating Rate Preferred Security (included in Exhibit 4.3.1).

4.6.1    --       Form of Floating Rate Subordinated Debt Security (included in Exhibit 4.9.1).

4.9.1    --       Form of Supplemental Indenture be used in connection with the issuance by the
                  Company of Floating Rate Subordinated Debt Securities.

8.1      --       Form of Tax Opinion of King & Spalding.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Current Report on Form 8-K to be signed on their behalf by the undersigned, hereunto duly authorized.


Date: March 13, 1998                SUNTRUST BANKS, INC.



                                    By: /s/ Raymond D. Fortin
                                        -------------------------
                                        Raymond D. Fortin
                                        Senior Vice President



Date: March 13, 1998                SUNTRUST CAPITAL III



                                    By: /s/ Raymond D. Fortin
                                        -------------------------
                                        Raymond D. Fortin
                                        Trustee




Date: March 13, 1998                SUNTRUST CAPITAL IV



                                    By: /s/ Raymond D. Fortin
                                        -------------------------
                                        Raymond D. Fortin
                                        Trustee


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


                                  EXHIBIT INDEX



                                                                                                   Sequentially
Exhibit                                                                                              Numbered
  No.                    Exhibit                                                                       Page
-------                  -------                                                                   ------------
4.3.1    --       Form of Amended and Restated Declaration of Trust to be used in connection with the issuance of Floating Rate Preferred Securities.

4.5.1    --       Form of Floating Rate Preferred Security (included in Exhibit 4.3.1).

4.6.1    --       Form of Floating Rate Subordinated Debt Security (included in Exhibit 4.9.1).

4.9.1    --       Form of Supplemental Indenture be used in connection with the issuance by the
                  Company of Floating Rate Subordinated Debt Securities.

8.1      --       Form of Tax Opinion of King & Spalding.




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